                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Anthony G. Fernandes, Marie L. Knowles, William E. Wade, Jr., Bruce G. Whitmore, Terry G. Dallas and Allan L. Comstock, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the issuance of any securities authorized by the Board of Directors of Atlantic Richfield Company (the "Company") or by the Executive Committee thereof pursuant to due authorization by such Board for issuance by the Company, (1) to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission"), (A) Registration Statements and any and all amendments (including post-effective amendments) thereto and to file, or cause to be filed, all exhibits thereto and other documents in connection therewith as required by the Commission in connection with such registration under the Securities Act of 1933, as amended, and (B) any report or other document required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, (2) to execute and file, or cause to be filed, any application for registration or exemption therefrom, any report or any other document required to be filed by the Company under the Blue Sky or securities laws of any of the United States, and to furnish any other information required in connection therewith, (3) to execute and file, or cause to be filed, any application for registration or exemption therefrom under the securities laws of any jurisdiction outside the United States, including any reports or other documents required to be filed subsequent to the issuance of such securities, and (4) to execute and file, or cause to be filed, any application for listing such securities on the New York Stock Exchange, the Pacific Stock Exchange, the London Stock Exchange or any other securities exchange in any other jurisdiction where any such securities are proposed to be sold, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act required to be done as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue of this power of attorney. Each person whose signature appears below may at any time revoke this power of attorney as to himself or herself only by an instrument in writing specifying that this power of attorney is revoked as to him or her as of the date of execution of such instrument or at a subsequent specified date. This power of attorney shall be revoked automatically with respect to any person whose signature appears below effective on the date he or she ceases to be a member of the Board of Directors or an officer of the Company. Any revocation hereof shall not void or otherwise affect any acts performed by any attorney-in-fact and agent named herein pursuant to this power of attorney prior to the effective date of such revocation.

Dated as of May 5, 1997.

              Signature                               Title
              ---------                               -----

                                               Chairman of the Board,
          -----------------------------       Chief Executive Officer
                 Mike R. Bowlin                   and President
          Principal executive officer

                Signature                                 Title
                ---------                                 -----

          /s/ Anthony G. Fernandes               Executive Vice President
          -----------------------------                 and Director
              Anthony G. Fernandes


          /s/ Marie L. Knowles                    Executive Vice President,
          -----------------------------           Chief Financial Officer
              Marie L. Knowles                          and Director
          Principal financial officer


          /s/ William E. Wade, Jr.                Executive Vice President
          -----------------------------                 and Director
              William E. Wade, Jr.

          /s/ Frank D. Boren                              Director
          -----------------------------
              Frank D. Boren


          /s/ Lodwrick M. Cook                            Director
          -----------------------------
              Lodwrick M. Cook


                                                          Director
          -----------------------------
              Richard H. Deihl


          /s/ John Gavin                                  Director
          -----------------------------
              John Gavin


          /s/ Hanna H. Gray                               Director
          -----------------------------
                Hanna H. Gray

                Signature                                  Title
                ---------                                  -----

          /s/ Kent Kresa                                  Director
          -----------------------------
              Kent Kresa


          /s/ David T. McLaughlin                         Director
          -----------------------------
              David T. McLaughlin


          /s/ John B. Slaughter                           Director
          -----------------------------
              John B. Slaughter


          /s/ Henry Wendt                                 Director
          -----------------------------
              Henry Wendt


          /s/ Allan L. Comstock                        Vice President and
          -----------------------------                     Controller
              Allan L. Comstock
          Principal Accounting Officer

                               POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Anthony G. Fernandes, Marie L. Knowles, William E. Wade, Jr., Michael E. Wiley, Bruce G. Whitmore, Terry G. Dallas and Allan L. Comstock, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the issuance of any securities authorized by the Board of Directors of Atlantic Richfield Company (the "Company") or by the Executive Committee thereof pursuant to due authorization by such Board for issuance by the Company, (1) to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission"), (A) Registration Statements and any and all amendments (including post-effective amendments) thereto and to file, or cause to be filed, all exhibits thereto and other documents in connection therewith as required by the Commission in connection with such registration under the Securities Act of 1933, as amended, and (B) any report or other document required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, (2) to execute and file, or cause to be filed, any application for registration or exemption therefrom, any report or any other document required to be filed by the Company under the Blue Sky or securities laws of any of the United States, and to furnish any other information required in connection therewith, (3) to execute and file, or cause to be filed, any application for registration or exemption therefrom under the securities laws of any jurisdiction outside the United States, including any reports or other documents required to be filed subsequent to the issuance of such securities, and (4) to execute and file, or cause to be filed, any application for listing such securities on the New York Stock Exchange, the Pacific Stock Exchange, the London Stock Exchange or any other securities exchange in any other jurisdiction where any such securities are proposed to be sold, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act required to be done as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue of this power of attorney. Each person whose signature appears below may at any time revoke this power of attorney as to himself or herself only by an instrument in writing specifying that this power of attorney is revoked as to him or her as of the date of execution of such instrument or at a subsequent specified date. This power of attorney shall be revoked automatically with respect to any person whose signature appears below effective on the date he or she ceases to be a member of the Board of Directors or an officer of the Company. Any revocation hereof shall not void or otherwise affect any acts performed by any attorney-in-fact and agent named herein pursuant to this power of attorney prior to the effective date of such revocation.

Dated as of August 4, 1997.

              Signature                               Title
              ---------                               -----

          /s/ Mike R. Bowlin                  Chairman of the Board,
          -----------------------------       Chief Executive Officer
                 Mike R. Bowlin                   and President
          Principal executive officer

                               POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Anthony G. Fernandes, Marie L. Knowles, William E. Wade, Jr., Michael E. Wiley, Bruce G. Whitmore, Terry G. Dallas and Allan L. Comstock, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the issuance of any securities authorized by the Board of Directors of Atlantic Richfield Company (the "Company") or by the Executive Committee thereof pursuant to due authorization by such Board for issuance by the Company, (1) to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission"), (A) Registration Statements and any and all amendments (including post-effective amendments) thereto and to file, or cause to be filed, all exhibits thereto and other documents in connection therewith as required by the Commission in connection with such registration under the Securities Act of 1933, as amended, and (B) any report or other document required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, (2) to execute and file, or cause to be filed, any application for registration or exemption therefrom, any report or any other document required to be filed by the Company under the Blue Sky or securities laws of any of the United States, and to furnish any other information required in connection therewith, (3) to execute and file, or cause to be filed, any application for registration or exemption therefrom under the securities laws of any jurisdiction outside the United States, including any reports or other documents required to be filed subsequent to the issuance of such securities, and (4) to execute and file, or cause to be filed, any application for listing such securities on the New York Stock Exchange, the Pacific Stock Exchange, the London Stock Exchange or any other securities exchange in any other jurisdiction where any such securities are proposed to be sold, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act required to be done as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue of this power of attorney. Each person whose signature appears below may at any time revoke this power of attorney as to himself or herself only by an instrument in writing specifying that this power of attorney is revoked as to him or her as of the date of execution of such instrument or at a subsequent specified date. This power of attorney shall be revoked automatically with respect to any person whose signature appears below effective on the date he or she ceases to be a member of the Board of Directors or an officer of the Company. Any revocation hereof shall not void or otherwise affect any acts performed by any attorney-in-fact and agent named herein pursuant to this power of attorney prior to the effective date of such revocation.

Dated as of August 4, 1997.

              Signature                               Title
              ---------                               -----

          /s/ Michael E. Wiley                Executive Vice President
          -----------------------------             and Director
              Michael E. Wiley